Aberdeen Funds

Supplement dated April 23, 2008 to the Prospectus and Statement of Additional Information dated February 7, 2008, as amended March 10, 2008

Aberdeen Funds have not commenced operations and are not currently available for sale to investors. Upon the completion of the proposed reorganization of certain funds of the Nationwide Mutual Funds (the “Nationwide Funds”) into the Aberdeen Funds (the “Reorganization”), the Aberdeen Funds will commence operations, and shares of the Aberdeen Funds, including the Aberdeen Small Cap Fund, will be available for sale to investors. The Reorganization is subject to the approval of the shareholders of the Nationwide Funds, and a shareholder meeting is scheduled for May 5, 2008. It is anticipated that the Reorganization will be completed in the second quarter of 2008.

For more information, visit www.aberdeeninvestments.com.